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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 3, 2005

                                 Glowpoint, Inc.
             (Exact name of registrant as specified in its Charter)



         Delaware                        0-25940                77-0312442
         --------                        -------                ----------
(State or other jurisdiction           (Commission           (I.R.S Employer
     of incorporation)                 File Number)          Identification No.)


225 Long Avenue Hillside, NJ                                        07205
-----------------------------                                       -----
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code   (973) 282-2000

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





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ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD; TRANSFER OF LISTING.

         Glowpoint, Inc. has been notified that as of October 5, 2005, its securities have been delisted from the Nasdaq Stock Market. The determination to delist the Company's securities was made subsequent to a September 15, 2005 hearing before a Nasdaq Listings Qualifications Panel. As previously announced, Glowpoint was notified on August 16, 2005 that it was subject to delisting because of the Company's delay in timely filing its Quarterly Report on Form 10-Q for its quarter ended June 30, 2005 as required by Nasdaq Marketplace Rule 4310(c)(14).

         On October 5, 2005 Glowpoint issued a press release addressing the foregoing matters, which is attached hereto as Exhibit 99.1

         Glowpoint is considering whether to appeal the Panel's delisting decision to the Nasdaq Listing and Hearing Review Counsel.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not Applicable

(b) Not Applicable

(c) Exhibits

    Exhibit No.       Description
    -----------       -----------

    Exhibit 99.1      Press Release of Registrant dated October 5, 2005





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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GLOWPOINT, INC.

                                    BY:  /s/ Gerard E. Dorsey
                                         ---------------------------------------
                                         Gerard E. Dorsey
                                         Chief Financial Officer and Executive
                                         Vice President, Finance
Date: October 6, 2005



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